Supplement to the
Fidelity® Capital Appreciation Fund
December 30, 2004
Prospectus

The following information replaces the biographical information for Harry Lange found in the "Fund Management" section on page 21.

J. Fergus Shiel is manager of Capital Appreciation Fund, which he has managed since October 2005. He also manages other Fidelity Funds. Mr. Shiel joined Fidelity Investments in 1989 and worked as a research analyst and portfolio manager until leaving the firm in May 2003 to run his own investment firm. Mr. Shiel returned to Fidelity as a portfolio manager in September 2005.

CAF-05-01 November 9, 2005
1.731267.110

Supplement to the
Fidelity® Small Cap
Independence Fund
December 30, 2004
Prospectus

The following information replaces the biographical information for James M. Harmon found in the "Fund Management" section on page 21.

Rich Thompson is manager of Small Cap Independence Fund, which he has managed since October 2005. Since joining Fidelity Investments in 1996, Mr. Thompson has worked as a research analyst and portfolio manager.

SCS-05-01 November 9, 2005
1.708162.108